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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 8, 2000

                (Date of earliest event reported): July 25, 2000



                        DITECH COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                    000-26209                             94-2935531
              (Commission File No.)          (IRS Employer Identification No.)



                             825 E. MIDDLEFIELD ROAD
                             MOUNTAIN VIEW, CA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 623-1300

                             --------------------



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         On July 25, 2000, Ditech Communications Corporation, a Delaware corporation ("Ditech"), acquired Atmosphere Networks, Inc., a Delaware corporation ("Atmosphere") in a reverse triangular merger in which a wholly-owned subsidiary of Ditech ("Merger Sub") was merged with and into Atmosphere. The acquisition was accomplished pursuant to an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of June 21, 2000, as amended, among Ditech, Merger Sub and Atmosphere.

         Pursuant to the merger, approximately 841,897 shares of Ditech Common Stock were issued to the former preferred stockholders of Atmosphere, and approximately $7.91 million was paid to the former common stockholders of Atmosphere. In addition, Ditech assumed outstanding options to acquire Atmosphere Common Stock pursuant to the terms of the Reorganization Agreement, which become options to issue approximately 122,236 shares of Ditech Common Stock. In addition, Ditech granted options to purchase up to 750,000 shares of Ditech Common Stock to certain former stockholders of Atmosphere who became Ditech employees, at an exercise price of $22.50 per share, which was 50% of the fair market value of the Common Stock on the date of such grant. The merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and was to be accounted for on a purchase basis.

         The terms of the consideration issued in the merger were determined at the effective time (the "Effective Time") of the merger as follows:

    (a) each then-outstanding share of Atmosphere Common Stock was converted into the right to receive a cash payment equal to $3.47, which was calculated as (A) the amount equal to
                  0.0415152 multiplied by (B) $83.5875, the average closing price of Ditech Common Stock for the specified period prior to the Effective Time (the "Ditech Average Stock Price");

    (b) each then-outstanding share of Series A Preferred Stock of Atmosphere was converted into the right to receive 0.0415152 of a share of Common Stock of Ditech;

    (c) each then-outstanding share of Series C Preferred Stock of Atmosphere was converted into the right to receive 0.0781217 of a share of Ditech Common Stock, which was calculated as the fraction of a share of Ditech Common Stock having a numerator equal to $6.53 and a denominator equal to the Ditech Average Stock Price.

         At the Effective Time, there were no then-outstanding shares of Atmosphere Series B Preferred Stock, as all such shares were converted into shares of Atmosphere Series A Preferred Stock.

         The fraction 0.0415152 was the fraction having: a numerator equal to
(A) the number of shares of Ditech Common Stock determined by dividing $88,500,000 by the Ditech Average Stock Price, less (B) the number of shares of Ditech Common Stock issued in exchange for the

                                      1.

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Series C Preferred Stock of Atmosphere; and a denominator equal to the difference obtained by subtracting (A) the number of shares of Series C Preferred Stock of Atmosphere outstanding immediately prior to the Effective Time, from (B) the Fully Diluted Atmosphere Shares (as defined below). The "Fully Diluted Atmosphere Shares" was the number of shares equal to the number of shares of Atmosphere Common Stock outstanding or issuable upon conversion or exercise of outstanding options and warrants of Atmosphere, less the number of shares of the Common Stock of Atmosphere held by individuals who will not be employed by either Atmosphere or Ditech immediately following the Effective Time, that are either subject to a repurchase option or purchasable under unvested Atmosphere options.

         The cash paid by Ditech in the merger came out of the general funds of Ditech.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           It is impracticable for Ditech to file herewith the required financial statements in this Current Report on Form 8-K. The required financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

           (b)   PRO FORMA FINANCIAL INFORMATION

           It is impracticable for Ditech to file herewith the required pro forma financial information in this Current Report on Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

           (c)    EXHIBITS

           The following Exhibits are filed as part of this report:

       2.1 Agreement and Plan of Merger and Reorganization, dated as of June 21, 2000, by and among Ditech Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation (1)

       2.2 Amendment to Agreement and Plan of Merger and Reorganization, dated as of July 25, 2000, by and among Ditech Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation

       99.1 Press Release, dated June 22, 2000, entitled "Ditech Communications to Acquire Atmosphere Networks --- Acquisition Gives Ditech Key Optical Networking Systems Expertise"

                                      2.

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       99.2           Press Release dated as of July 26, 2000, entitled
                      "Ditech Communications Completes Acquisition of Atmosphere Networks --- Acquisition Gives Ditech Key Optical Networking Systems Expertise"

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(1) Incorporated by reference to the correspondingly numbered exhibit to
Ditech's Annual Report on Form 10-K, File No. 000-26209, for the fiscal year ended April 30, 2000, filed with the Securities and Exchange Commission on July 31, 2000.

                                      3.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         DITECH COMMUNICATIONS CORPORATION
                                         a Delaware corporation

Dated:  August 8, 2000              By:  /s/ TIMOTHY K. MONTGOMERY
                                         -------------------------
                                         Timothy K. Montgomery
                                         President  and Chief Executive Officer




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                                INDEX TO EXHIBITS


       2.1 Agreement and Plan of Merger and Reorganization, dated as of June 21, 2000, by and among Ditech Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation (1)

       2.2 Amendment to Agreement and Plan of Merger and Reorganization, dated as of July 25, 2000, by and among Ditech Communications Corporation, a Delaware corporation, Oxygen Acquisition Corporation, a Delaware corporation, and Atmosphere Networks, Inc., a Delaware corporation

       99.1 Press Release, dated June 22, 2000, entitled "Ditech Communications to Acquire Atmosphere Networks --- Acquisition Gives Ditech Key Optical Networking Systems Expertise"

       99.2 Press Release dated as of July 26, 2000, entitled "Ditech Communications Completes Acquisition of Atmosphere Networks --- Acquisition Gives Ditech Key Optical Networking Systems Expertise"

------------------------

(1) Incorporated by reference to the correspondingly numbered exhibit to Ditech's Annual Report on Form 10-K, File No. 000-26209, for the year ending April 30, 2000, filed with the Securities and Exchange Commission on July 31, 2000.

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